                                                                    EXHIBIT 99.3

 It is                ELECTION FORM/LETTER OF TRANSMITTAL
 recommended
 that you return          PLEASE SEE THE "ELECTION
 this form with         INFORMATION AND INSTRUCTIONS
 Richton                        BOOKLET" FOR
 stock certificates  INFORMATION AND INSTRUCTIONS ABOUT
 to The Bank of                   THIS FORM
 New York no
 later than 5              Return this form and your
 P.M., Eastern
 Time, on
 September 24,
 2001
              Richton International Corporation stock certificates
                      to The Bank of New York as follows:


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
            By Mail:                    Do you need assistance?         By Hand or Overnight Courier:
   Tender & Exchange Department        Call The Bank of New York         Tender & Exchange Department
          P.O. Box 11248                     1-800-507-9357                   101 Barclay Street
      Church Street Station                                               Receive and Deliver Window
  New York, New York 10286-1248                                            New York, New York 10286
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 1. About You and Your Shares--Indicate Address Changes as Necessary Below
--------------------------------------------------------------------------------
                                     Taxpayer Identification Number:

                                     Certificate Number(s):



                                     Total Certificated Shares:
--------------------------------------------------------------------------------
 2. Election Options and Required Signatures--Complete A, B and C . All
    Richton certificates MUST accompany this form (except as set forth in Sections 2 and 5 of the Instructions).
--------------------------------------------------------------------------------
 A) Options--Choose ONE

 [_]1. Exchange.all Richton [_]2. Exchange.all         [_]3. Exchange.
       shares for the cash        Richton shares for         Richton shares for
       election                   the stock election         the cash
                                                             election and the
                                                             remainder for the
                                                             stock election

 B) Required Signatures--All Richton stockholders must sign below. The stockholder whose Social Security Number is printed above must sign the W-9.

 X_____________________________________________   ____________________________
 Signature of Stockholder                              Date

 X_____________________________________________   ____________________________
 Signature of Stockholder                              Date
 (If joint account)

 (   )    -   ________________________________________________________________
 Area Code and Daytime Phone

 The signatory above applies for registration in the share register of Deere & Company as the owner of such number of registered shares resulting from the exchange of Richton shares and declares that such signatory has acquired the registered Deere common stock, if any, in such signatory's own name and for such signatory's own account.

 -----------------------------------

                        (Continued on the reverse side)

 C) W-9                Part 1--         Part 3--By signing below, you are
    Certification/                      certifying that you have not been
    Substitute                          notified by the Internal Revenue
    Form W-9                            Service ("IRS") that you are subject
                 PLEASE PROVIDE YOUR    to backup withholding as a result of
                       TAXPAYER         a failure to report all interest and
                IDENTIFICATION NUMBER   dividends or that the IRS has
                  ("TIN") BELOW AND     notified you that you are no longer
 Department of    CERTIFY THAT IT IS    subject to backup withholding. You
 the Treasury    YOUR CORRECT TIN BY    must cross out this Part 3 if this
 Requested for    SIGNING AND DATING    certification does not apply to you.
 Taxpayer               BELOW
 Identification
 Number and
 Certification                          ----------------------------------------

                -----------------------
                       Taxpayer
                    Identification      Part 4--Check this [_] if you are
                    Number, Social      awaiting a TIN.
                  Security Number or    ----------------------------------------
                       Employer         CERTIFICATION--Under penalties of
                Identification Number   perjury, I certify that:
                                        (1) The number shown on this form is
--------------------------------------- my correct Taxpayer Identification
 Part 2--Check this [_] if you are      Number (or I am waiting for a number
 exempt from backup withholding.        to be issued to me) and either (a) I
--------------------------------------- have mailed or delivered an application to receive a taxpayer
 3.Special Transfer or Payment          identification number to the
 Instructions                           appropriate Internal Revenue Service
                                        Center or Social Security
--------------------------------------- Administration Office or (b) I intend to mail or deliver an application in
 The check and/or Deere common stock    the near future. I understand that if
 certificates from the exchange will    I do not provide a taxpayer
 be issued in the name(s) printed in    identification number by the time of
 Section 1 unless you indicate a        payment, 30.5% of all reportable
 different name below. Your signature   payments made to me will be withheld;
 and a Signature Guarantee are          (2) I am not subject to backup
 required. The Substitute W-9 to the    withholding either because (a) I am
 right must be completed by the new     exempt from backup withholding, (b) I
 account holder.                        have not been notified by the
 -------------------------------------- Internal Revenue Service ("IRS") that
 Name                                   I am subject to backup withholding as
 -------------------------------------- a result of a failure to report all
 Address                                interest or dividends, or (c) the IRS
 -------------------------------------- has notified me that I am no longer
 City-State-ZIP Code                    subject to backup withholding; and
                                        (3) I am a U.S. person (including
                                        U.S. resident alien).
 X___________________________________  ______________________________________
 Authorized Signature(s)
                                        Certification Instructions. You must
--------------------------------------- cross out item 2 above if you have been notified by the IRS that you are
                                        currently subject to backup
                                        withholding because you have failed
                                        to report all interest and dividends
                                        on your tax return.



 4. Special Delivery Instructions
                                        5. Notice of Guaranteed Delivery

--------------------------------------------------------------------------------

 The Deere common stock certificates           Signature              Date
 and/or check will be mailed to the
 address shown in Section 1 unless you
 indicate a different address below:    --------------------------------------
                                        NOTE: FAILURE TO COMPLETE AND RETURN
                                        THIS FORM MAY RESULT IN BACKUP
                                        WITHHOLDING OF 30.5% OF ANY PAYMENTS
                                        MADE TO YOU PURSUANT TO THE OFFER.
                                        PLEASE REVIEW ENCLOSED GUIDELINES FOR
                                        CERTIFICATION OF TAXPAYER
                                        IDENTIFICATION NUMBER ON SUBSTITUTE
                                        FORM W-9 FOR ADDITIONAL DETAILS.
                                        Name of Firm

                                        --------------------------------------
 -------------------------------------- Authorized Signature
 Name
                                        --------------------------------------
 -------------------------------------- Title
 Address
                                        --------------------------------------
 -------------------------------------- Address
 City-State-ZIP Code
                                        --------------------------------------
                                        City-State-ZIP Code

                                        Area Code and Telephone
                                        Number(s): __________________________

                                        Date: _______________________________